LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

Seeks long-term capital appreciation.

KEMPER-DREMAN
FINANCIAL SERVICES FUND

 "... The valuations of most of the sector's leaders -- brokerage and investment banking firms, on line traders and speculative finance companies -- were exceedingly high. They therefore didn't fit our low price-to-earnings investment criteria. But more important, we believed their businesses to be quite vulnerable. As the market shifted, these issues declined, while the fund's more conservative holdings began to gain ground. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

10
PORTFOLIO OF INVESTMENTS

12
FINANCIAL STATEMENTS

15
FINANCIAL HIGHLIGHTS

17
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

KEMPER-DREMAN FINANCIAL SERVICES
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER-DREMAN FINANCIAL     KEMPER-DREMAN FINANCIAL    LIPPER FINANCIAL SERVICES
KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A     SERVICES FUND CLASS B       SERVICES FUND CLASS C      FUNDS CATEGORY AVERAGE*
---------------------------------------------    -----------------------     -----------------------    -------------------------
-2.58                                                     -3.00                       -2.99                       -0.10

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS A            $9.37      $9.74
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS B            $9.30      $9.65
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS C            $9.32      $9.69
 .........................................................

 KEMPER-DREMAN FINANCIAL SERVICES
 FUND LIPPER RANKINGS AS OF 5/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY*

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                 #36 of 67 funds       #43 of 67 funds       #41 of 67 funds
 .............................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER-DREMAN FINANCIAL SERVICES FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    INCOME DIVIDEND              $0.1150               $0.0770               $0.0780
 ...............................................................................................

CONCENTRATION OF THE FUND'S ASSETS IN FINANCIAL SERVICES STOCKS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND. IN ADDITION, THE FUND'S ABILITY TO CONCENTRATE INVESTMENTS IN A PARTICULAR MARKET SECTOR PRESENTS SPECIAL RISK CONSIDERATIONS.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER-DREMAN
                           FINANCIAL SERVICES FUND IN THE SPECIAL-FINANCIAL
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. This trailing P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS Stocks that are usually found in related industries, such as financial services. The stocks within a market sector may be similarly affected by financial, economic, business and other developments.

TWO-TIER MARKET A characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998's two-tier market, only the largest growth-style stocks enjoyed particularly strong gains.

VOLATILITY The tendency of a security, commodity or market to rise or fall sharply in price within a short period of time.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. (DVA) AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. HE HOLDS A BACHELOR OF COMMERCE DEGREE AND A DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, CANADA. HE IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING CONTRARIAN INVESTMENT
STRATEGIES: THE NEXT GENERATION (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SECURITY. PERFORMANCE UPDATE


                             AFTER A LONG PERIOD OF UNDERPERFORMANCE, FINANCIAL STOCKS BEGAN TO SHOW SOME SIGNS OF LIFE LATE IN THE FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1999, THROUGH MAY 31, 2000. BELOW, KEMPER-DREMAN FINANCIAL SERVICES FUND LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS THE CATALYSTS FOR THE SECTOR'S IMPROVED PERFORMANCE AND WHY HE BELIEVES THE FUND IS POISED TO BENEFIT IF FINANCIAL STOCKS CONTINUE TO GAIN.

Q     BEFORE DISCUSSING KEMPER-DREMAN FINANCIAL SERVICES FUND'S PERFORMANCE,
WILL YOU PROVIDE AN OVERVIEW OF THE FINANCIAL SERVICES SECTOR FOR THE LAST SIX MONTHS?

A     The performance of financial services stocks varied dramatically during the six-month period. During the first three months, financials as a whole continued to struggle. Like the broader market, most financial stocks had been shunned by investors seeking only the largest, growth-oriented technology and Internet companies, creating a two-tier market in which only a small group of stocks showed gains. A handful of financial stocks were among the gainers.

  Speculative, highly valued companies that we don't own, such as Charles Schwab, E-Trade and Ameritrade, performed quite well in terms of earnings and market price during the period as millions of people traded stocks on line. These firms, however, were the exception. Most financial stocks struggled.

  Adding to the sector's difficulties were the successive rate hikes by the Federal Reserve Board. That's because financial stocks tend to struggle in higher-interest-rate environments as investors become concerned about a potential fall off in revenues from loan businesses. Although revenues did not fall off, investors were nonetheless concerned, and this concern brought down the prices of financial stocks.

  In March, we began to see some improved performance in the sector. The market, which for the past two years had blindly bid up a small group of growth stocks, seemed to debate whether the extreme valuations of the market leaders could be sustained. Investors moved out of the technology market en masse and began to look for quality companies with solid long-term earnings track records that were priced more conservatively. The defensive characteristics of most financial services stocks made them a logical alternative for investors looking for some "security." Many financial stocks were trading at deep discounts, which meant they would likely fall less than their highly valued counterparts if there was a long-term shift in market psychology. However, not all financial stocks benefited as the market shifted. Those that had been rallying -- the brokerage stocks, on-line trading firms and speculative lenders -- declined on valuation fears. Throughout the remainder of the period, the financial sector moved forward slowly.

Q     HOW DID KEMPER-DREMAN FINANCIAL SERVICES FUND PERFORM DURING THE PERIOD?

A     The fund's Class A shares (unadjusted for any sales charge) declined 2.58 percent for the six months ended May 31. By comparison, the Lipper Financial Services Funds category lost an

PERFORMANCE UPDATE

average of 0.10 percent and the S&P Financial index gained 3.71 percent.

  We attribute the fund's underperformance compared with its peers and the S&P Financial index to our more conservative investment style. The financial sector's largest gains during the period came early from the hottest but most speculative area of the financial services sector -- brokerage, on-line trading and speculative lending companies. As the valuations of these types of stocks grew, the stocks comprised a larger portion of the financial services index. Since we did not own these stocks, the fund underperformed. Most of these gains occurred early in the period, but they were so spectacular that the fund could not make up all of its disparity to the index.

  While this hurt us over the last six months, our more conservative approach to investing began to show its merit as the market shifted in March. We believe that over time, our investment in more conservative companies with long-term earnings records should help buoy the fund.

Q     WHY DIDN'T YOU INVEST IN THE FINANCIAL SECTOR'S LEADERS?

A The valuations of most of the sector's leaders -- brokerage and investment banking firms, on line traders and speculative finance companies -- were exceedingly high. They therefore didn't fit our low price-to-earnings investment criteria. But more important, we believed their businesses to be quite vulnerable. As the market shifted, these issues declined, while the fund's more conservative holdings began to gain ground. And our concern hasn't abated. These are still risky investments, in our opinion.

  Investment banks gained wildly as the market for initial public offerings -- specifically new Internet start-up companies -- soared. However, we've begun to see a falloff in new companies coming to market. If the level and success of initial public offerings continue to decline, earnings by investment banks and brokerage companies are at risk.

  The market's volatility and a reduction in trading volume by individuals could also seriously hurt the on-line trading firms. The concept of on-line trading is appealing to the mass public. It's a new and exciting tool. As trading on-line has gained popularity, novices are finding out that it's easy to gain and lose money extremely fast. Over the past couple years, it seemed as if all new Internet-related stocks made tremendous gains, but now many of these stocks are losing market value just as quickly. This was exacerbated by the move out of technology stocks last March, April and May. As a result, many novice investors have cut their losses and suspended their on-line trading activity, contributing to a precipitous decline in overall trading on the Nasdaq. This is beginning to hurt the earnings of the on-line trading companies.

  We also stayed away from what we call "second-tier" lenders -- those who loan money to lower-quality borrowers. These speculative lenders enjoyed strong gains, pushing their valuations to levels we couldn't justify -- particularly in light of their riskier loan portfolios. However, in the higher-interest-rate environment, more pressure is being applied to their credit portfolios. If the economy slows significantly, we would expect the rate of loan defaults for these lenders to rise swiftly, causing their values to drop.

Q     YOU MENTIONED THAT THE SECTOR'S LEADERS DID NOT FIT YOUR INVESTMENT
CRITERIA. WILL YOU FURTHER EXPLAIN YOUR INVESTMENT PROCESS?

A     We're contrarian investors. We look for temporarily undervalued stocks of fundamentally strong financial services companies with good balance sheets. We screen stocks for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector.

  We've structured a relatively conservative portfolio that we believe should perform favorably when the tide shifts and value stocks come back into favor. But we're also opportunistic: if something comes crumbling down, we invest quickly to add value. We're always looking for breaks in the market that will allow us to add quality companies to the portfolio when their stock prices have reached or are on their way to reaching unsustainably low points.

Q     HAS THE HIGHER-INTEREST-RATE ENVIRONMENT HURT THE FUND'S BANK STOCKS?

A The higher-interest-rate environment hurt nearly all banks stocks -- ours included. Although we're disappointed in the short-term performance declines, our strong long-term outlook for this area has not changed. We believe that the perception of the market and the reality of the strength of these stocks are at odds. Many of the bank stocks that the fund holds depend more on revenue driven

PERFORMANCE UPDATE

from fees or services than from their loan businesses. Therefore, their earnings have not been impacted by rising rates as much as the market has punished their stock prices. Additionally, many of the companies are trading at extremely deep discounts, making them prime candidates for takeovers, which could benefit the fund.

Q     THE FUND OWNS SUBSTANTIAL POSITIONS IN FANNIE MAE AND FREDDIE MAC. WHAT
DRAWS YOU TO THESE STOCKS?

A     We think these are two of the best holdings in the portfolio, and they have been trading at extreme discounts that we believe are completely unwarranted. Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac) provide products and services associated with the home loan mortgage industry. Both of these stocks have long track records of strong earnings growth, and both of these stocks had a huge run-up in price in 1998. In 1999 and early 2000, the stocks underperformed. Some of the underperformance was likely in response to the huge gains they made previously and concerns that new governmental regulation may be introduced. As with the rest of the financial sector, the higher-interest-rate environment also hurt Fannie Mae and Freddie Mac. Intuitively, this doesn't make sense. As rates rise, the likelihood of mortgage prepayments dwindles, which is a positive for these stocks. We've begun to see some strength in the share prices of these stocks and are optimistic that as their earnings continue to grow, the market will see these stocks in a better light.

Q     WHERE ELSE ARE YOU FINDING VALUE?

A     We're finding good value in insurance. One of our top holdings, American
International Group (AIG), has been one of the best companies in the financial sector and represents a large portion of the financial index. On an absolute basis, the stock is not cheap, but we feel that it's a real blue-chip holding and that its long track record of consistent earnings warrants its somewhat higher valuation. AIG has also not had the disappointments of some of the other large, financial firms such as Citigroup or American Express, and it has weathered the recent rise in rates better than most other financial companies.

  We're also looking for more opportunities to invest in property and casualty insurers. Many such stocks are trading at extremely low prices, and we believe they have a great deal of improvement ahead of them. These insurers have been held back because of intense competition in pricing. However, it looks as though that is beginning to change, and that insurers should have more room to raise prices, which would increase their earnings potential.

  These companies have also benefited from the prospect of more merger and acquisition activity in the sector. The recent passage of the new financial services reform act (the Gramm-Leach-Bliley Act of 1999) opens the door for more consolidation, which could be positive for insurers and the rest of the financial services industry.

Q     WHAT'S YOUR OUTLOOK FOR THE FINANCIAL SERVICES SECTOR AND KEMPER-DREMAN
FINANCIAL SERVICES FUND?

A     As I mentioned, we are very optimistic about the financial services sector. Many fundamentally solid companies out there are trading at depressed prices. We've seen some improvement as the market has broadened, and we expect to see more. We're expecting improving performance from regional banks, property and casualty insurance companies specifically. All in all, we believe we have constructed a good defensive all-weather portfolio.

INDUSTRY SECTORS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S

COMPOSITION BY SECTOR*
Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 2000, and on November 30, 1999.
[BAR GRAPH]

                                                                  KEMPER-DREMAN FINANCIAL            KEMPER-DREMAN FINANCIAL
                                                                  SERVICES FUND ON 5/31/00          SERVICES FUND ON 11/30/99
                                                                  ------------------------          -------------------------
Banks                                                                      44.10                              48.40
Insurance                                                                  20.80                              18.20
Consumer finance                                                           18.80                              15.70
Other finance                                                              16.30                              17.70

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 56.3 percent of the fund's total portfolio on May 31, 2000.

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          CITIGROUP                     A worldwide bank holding company     11.0%
                                          that provides a broad array of
                                          financial services.
-------------------------------------------------------------------------------------
2.          AMERICAN INTERNATIONAL GROUP  American International Group is a     9.3%
                                          holding company engaged in
                                          insurance and insurance-related
                                          activities in the U.S. and abroad.
                                          AIG's primary activities are
                                          general and life insurance
                                          operations.
-------------------------------------------------------------------------------------
3.          BANK OF AMERICA               Holding company with subsidiaries     6.2%
                                          engaged in full-service retail and
                                          corporate banking, corporate
                                          finance, capital markets,
                                          investment advisory and trust, and
                                          other financial service
                                          activities.
-------------------------------------------------------------------------------------
4.          FNMA                          A private corporation often           5.4%
                                          referred to as "Fannie Mae,"
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low-,
                                          moderate- and middle-income
                                          Americans.
-------------------------------------------------------------------------------------
5.          WELLS FARGO                   Holding company whose subsidiaries    4.9%
                                          are engaged in banking and related
                                          businesses.
-------------------------------------------------------------------------------------
6.          BANK ONE                      Provides data processing, venture     4.4%
                                          capital investment and merchant
                                          banking, trust services,
                                          brokerage, investment management
                                          and equipment leasing.
-------------------------------------------------------------------------------------
7.          FLEET BOSTON                  Fleet Boston provides asset           4.2%
                                          management, insurance, investment
                                          banking and mortgage banking as
                                          well as retail services such as
                                          checking, savings, loans, credit
                                          cards and money market accounts.
-------------------------------------------------------------------------------------
8.          AMERICAN EXPRESS              A diversified financial services      3.9%
                                          firm which has three units: Travel
                                          Related Services, American Express
                                          Financial Advisors, and American
                                          Express Bank.
-------------------------------------------------------------------------------------
9.          CHASE MANHATTAN               Chase Manhattan is one of the         3.5%
                                          largest banks in the U.S. Chase
                                          offers commercial, consumer, and
                                          investment banking services to
                                          clients through offices in some 50
                                          countries worldwide.
-------------------------------------------------------------------------------------
10.         PNC BANK                      Engaged in the operation of a         3.5%
                                          variety of financial services,
                                          including mortgage, community,
                                          consumer, private and corporate
                                          banking, secured lending and asset
                                          management.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN FINANCIAL SERVICES FUND
Portfolio of Investments at May 31, 2000 (unaudited)

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENTS--4.8%                                                             AMOUNT        VALUE
                                             State Street Bank and Trust Company,
                                               6.370%, to be repurchased at $8,233,457
                                               on 06/01/2000** (Cost $8,232,000)          $8,232,000   $  8,232,000
                                             --------------------------------------------------------------------------
                                                                                          NUMBER OF
    COMMON STOCKS--95.2%                                                                    SHARES

    FINANCIAL--90.6%
    BANKS--42.0%
                                             BancWest Corp.                                 108,280       2,023,483
                                             Bank One Corp.                                 227,077       7,507,733
                                             Bank of America Corp.                          191,576      10,644,442
                                             Banknorth Group, Inc.                           42,615         593,947
                                             Chase Manhattan Corp.                           81,575       6,092,633
                                             Colonial BancGroup, Inc.                        81,965         783,790
                                             Corus Bankshares, Inc.                          34,620         852,518
                                             First Union Corp.                              105,193       3,701,479
                                             FleetBoston Financial Corp.                    191,359       7,235,762
                                             Golden West Financial Corp.                     18,865         787,614
                                             J.P. Morgan & Co., Inc.                         21,005       2,704,394
                                             KeyCorp                                        188,590       3,960,390
                                             National Bank of Canada                        209,650       3,082,058
                                             North Fork Bancorporation, Inc.                 41,360         685,025
                                             PNC Bank Corp.                                 118,720       5,980,520
                                             Popular, Inc.                                   57,240       1,309,365
                                             Provident Financial Group                       23,865         665,237
                                             Summit Bancorp.                                 35,820       1,027,586
                                             SunTrust Banks, Inc.                            37,630       2,248,393
                                             Washington Mutual, Inc.                         68,594       1,972,078
                                             Wells Fargo & Co.                              184,925       8,367,856
                                             --------------------------------------------------------------------------
                                                                                                         72,226,303

    INSURANCE--19.8%
                                             Aegon NV (ADR)                                  21,748         785,647
                                             Allstate Corp.                                  51,140       1,355,210
                                             American International Group, Inc.             142,645      16,056,478
                                             Chubb Corp.                                     22,230       1,556,100
                                             Cigna Corp.                                     22,965       2,039,579
                                             Jefferson Pilot Corp.                           10,565         725,023
                                             Lincoln National Corp.                          27,375       1,060,781
                                             Ohio Casualty Corp.                            223,850       2,672,209
                                             Safeco Corp.                                   171,195       4,204,977
                                             St. Paul Companies, Inc.                        82,590       3,097,125
                                             Torchmark Corp.                                 21,730         590,784
                                             --------------------------------------------------------------------------
                                                                                                         34,143,913

    CONSUMER FINANCE--17.8%
                                             American Express Co.                           123,540       6,647,996
                                             Citigroup, Inc.                                303,975      18,903,445
                                             Household International, Inc.                   35,600       1,673,200
                                             Mellon Financial Corp.                          66,895       2,579,638
                                             SLM Holding Corp.                               27,845         938,028
                                             --------------------------------------------------------------------------
                                                                                                         30,742,307

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                          NUMBER OF
                                                                                            SHARES        VALUE

    OTHER FINANCIAL   COMPANIES--11.0%
                                             Federal Home Loan Mortgage Corp.                74,360    $  3,309,020
                                             Federal National Mortgage Association          153,000       9,199,125
                                             Lehman Brothers Holdings, Inc.                  12,615         973,720
                                             Marsh & McLennan Companies, Inc.                25,345       2,789,534
                                             Morgan Stanley Dean Witter & Co.                 2,000         143,875
                                             Prison Realty Trust, Inc.(REIT)                984,600       2,461,500
                                             --------------------------------------------------------------------------
                                                                                                         18,876,774
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.6%
    INVESTMENT
                                             Bear Stearns Companies, Inc.                    24,585         968,034
                                             Charles Schwab Corp.                            22,650         651,188
                                             Franklin Resources, Inc.                        29,375         881,250
                                             Goldman Sachs Group, Inc.                        6,350         467,122
                                             Merrill Lynch & Co., Inc.                       49,840       4,915,470
                                             --------------------------------------------------------------------------
                                                                                                          7,883,064
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $170,991,723)                                        163,872,361
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $179,223,723)(a)                                    $172,104,361
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $179,223,723. At May 31, 2000, the net unrealized depreciation for all securities based on tax cost was $7,119,362. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $27,826,863, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $34,946,225.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value
(cost $179,223,723)                                             $172,104,361
----------------------------------------------------------------------------
Receivable for investments sold                                      529,637
----------------------------------------------------------------------------
Dividends receivable                                                 381,129
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      426,902
----------------------------------------------------------------------------
Foreign taxes recoverable                                              1,460
----------------------------------------------------------------------------
Deferred organization expenses                                         6,115
----------------------------------------------------------------------------
TOTAL ASSETS                                                     173,449,604
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                  2,470
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,097,309
----------------------------------------------------------------------------
Accrued management fee                                               114,141
----------------------------------------------------------------------------
Other accrued expenses and payables                                  587,531
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,801,451
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $171,648,153
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $    (75,462)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (7,119,362)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (4,070,286)
----------------------------------------------------------------------------
Paid-in capital                                                  182,913,263
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $171,648,153
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($76,958,752 / 8,212,099 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)               $9.37
----------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $9.37)                                                 $9.94
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($77,917,011 / 8,378,592 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)               $9.30
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($16,772,390 / 1,799,287 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)               $9.32
----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000
(UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $11,158)            $ 2,184,794
---------------------------------------------------------------------------
Interest                                                             79,495
---------------------------------------------------------------------------
Total income                                                      2,264,289
---------------------------------------------------------------------------
Expenses:
Management fee                                                      616,472
---------------------------------------------------------------------------
Services to shareholders                                            279,103
---------------------------------------------------------------------------
Custodian and accounting fees                                        54,766
---------------------------------------------------------------------------
Distribution services fees                                          340,950
---------------------------------------------------------------------------
Administrative services fees                                        205,491
---------------------------------------------------------------------------
Auditing                                                             11,712
---------------------------------------------------------------------------
Legal                                                                12,444
---------------------------------------------------------------------------
Trustees' fees and expenses                                           8,418
---------------------------------------------------------------------------
Reports to shareholders                                              47,016
---------------------------------------------------------------------------
Registration fees                                                    10,050
---------------------------------------------------------------------------
Amortization of organization expenses                                 1,098
---------------------------------------------------------------------------
Other                                                                 1,502
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,589,022
---------------------------------------------------------------------------
Expense reductions                                                  (31,947)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,557,075
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        707,214
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (3,146,973)
---------------------------------------------------------------------------
Foreign currency related transactions                                  (233)
---------------------------------------------------------------------------
                                                                 (3,147,206)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 (3,874,362)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (7,021,568)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(6,314,354)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS                  YEAR
                                                                    ENDED                    ENDED
                                                                MAY 31, 2000             NOVEMBER 30,
                                                                 (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    707,214             $   1,666,927
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (3,147,206)                 (221,644)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (3,874,362)                2,249,117
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (6,314,354)                3,694,400
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                           (957,439)                 (792,369)
------------------------------------------------------------------------------------------------------
  Class B                                                           (712,931)                  (37,445)
------------------------------------------------------------------------------------------------------
  Class C                                                           (126,444)                   (8,257)
------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                                 --                  (216,135)
------------------------------------------------------------------------------------------------------
  Class B                                                                 --                  (206,734)
------------------------------------------------------------------------------------------------------
  Class C                                                                 --                   (34,275)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         77,679,868                98,331,667
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      1,598,069                 1,181,270
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (87,170,554)             (138,421,184)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                    (7,892,617)              (38,908,247)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (16,003,785)              (36,509,062)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                187,651,938               224,161,000
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income (loss) of ($75,462) and $1,014,137,
  respectively)                                                 $171,648,153             $ 187,651,938
------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                       CLASS A
                                                            SIX MONTHS
                                                             ENDED          YEAR           FOR THE PERIOD
                                                            MAY 31,         ENDED         FROM MARCH 9, 1998
                                                              2000        NOVEMBER 30,    (COMMENCEMENT OF OPERATIONS)
                                                            (UNAUDITED)     1999          TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $9.74           9.65                    9.50
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                 .06            .13                     .03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    (.31)           .06                     .12
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.25)           .19                     .15
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (.12)          (.08)                     --
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     --           (.02)                     --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.12)          (.10)                     --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $9.37           9.74                    9.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                        (2.58)**        1.95                    1.58**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                       76,959         82,203                 108,206
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.50*          1.44                    1.55*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.44*          1.31                    1.36*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       1.30*          1.27                     .55*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       16*            14                       5*
--------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                            SIX MONTHS
                                                             ENDED          YEAR           FOR THE PERIOD
                                                            MAY 31,         ENDED         FROM MARCH 9, 1998
                                                              2000        NOVEMBER 30,    (COMMENCEMENT OF OPERATIONS)
                                                            (UNAUDITED)     1999          TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $9.65           9.59                    9.50
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                 .02            .04                    (.01)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    (.29)           .05                     .10
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.27)           .09                     .09
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (.08)          (.01)                     --
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     --           (.02)                     --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.08)          (.03)                     --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $9.30           9.65                    9.59
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                        (3.00)**        1.08                     .95**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                       77,917         89,859                  99,631
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 2.28*          2.22                    2.29*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.27*          2.20                    2.14*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .47*           .38                    (.23)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       16*            14                       5*
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                          SIX MONTHS                   FOR THE PERIOD FROM
                                                          ENDED MAY     YEAR ENDED       MARCH 9, 1998
                                                          31, 2000      NOVEMBER 30,   (COMMENCEMENT OF OPERATIONS)
                                                          (UNAUDITED)     1999         TO NOVEMBER 30, 1998
Net asset value, beginning of period                        $ 9.69           9.61                   9.50
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                               .02            .04                   (.01)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  (.31)           .07                    .12
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.29)           .11                    .11
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.08)          (.01)                    --
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                   --           (.02)                    --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.08)          (.03)                    --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 9.32           9.69                   9.61
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                      (2.99)**        1.09                   1.16**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                     16,772         15,590                 16,324
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               2.22*          2.16                   2.26*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                2.22*          2.14                   2.11*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .52*           .44                   (.20)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     16*            14                      5*
-------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not Annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman Financial Services Fund (the "Fund")
                             is a non-diversified series of Kemper Equity Trust
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             Effective July 29, 1999, based on a vote by the Fund's shareholders, the Fund's sub-classification under the 1940 Act was changed from a diversified company to a non-diversified company.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the funds in proportion to their relative net assets.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $13,389,889

                             Proceeds from sales                      29,590,725

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the six months ended May 31, 2000, the Fund incurred a management fee of $616,472, which was equivalent to an

NOTES TO FINANCIAL STATEMENTS

                             annualized effective rate of .75% of average daily net assets. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $35,686.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 2000 are $622,206, of which $75,565 is unpaid at May 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended May 31, 2000 are $179,707 after an expense waiver of $25,784, of which $436,640 is unpaid at May 31, 2000.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $207,755 for the six months ended May 31, 2000 of which $7,229 is unpaid at May 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $45,538, of which $4,058 is unpaid at May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees fees of $8,418 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                      YEAR ENDED
                                                                     MAY 31, 1999                    NOVEMBER 30, 1999
                                                              --------------------------         --------------------------
                                                                SHARES         AMOUNT              SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                5,889,119    $ 51,464,560          6,579,140    $ 66,142,443
                                       ------------------------------------------------------------------------------------
                                        Class B                2,160,742      18,969,839          2,532,603      25,244,733
                                       ------------------------------------------------------------------------------------
                                        Class C                  774,141       6,806,434            691,519       6,944,491
                                       ------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   95,796         866,945             93,864         932,233
                                       ------------------------------------------------------------------------------------
                                        Class B                   69,344         624,792             22,008         214,109
                                       ------------------------------------------------------------------------------------
                                        Class C                   11,775         106,332              3,574          34,928
                                       ------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (6,262,723)    (54,794,148)        (9,444,059)    (94,509,788)
                                       ------------------------------------------------------------------------------------
                                        Class B               (3,098,217)    (26,738,775)        (3,647,236)    (35,989,956)
                                       ------------------------------------------------------------------------------------
                                        Class C                 (595,929)     (5,198,596)          (785,006)     (7,921,440)
                                       ------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   49,955         439,035                 --              --
                                       ------------------------------------------------------------------------------------
                                        Class B                  (50,277)       (439,035)                --              --
                                       ------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $ (7,892,617)                      $(38,908,247)
                                       ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $2,077 and $4,086, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

NOTES

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary
JAMES R. EDGAR                    PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
KATHRYN L. QUIRK
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
FRED B. RENWICK
Trustee                           LINDA J. WONDRACK
                                  Vice President
JOHN G. WEITHERS
Trustee                           JOHN R. HEBBLE
                                  Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

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